UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          Form 8-K

                       Current Report
  Pursuant to section 13 or 15(D) of the Securities Act of
                            1934

Date of Report (Date of earliest event reported): February 4, 2004
                                                  ----------------

               Dynasil Corporation of America
------------------------------------------------------------
   (Exact name of registrant as specified in its charter)

     New Jersey                                   22-1734088
     -----------                                  ----------
(State or other                                  (IRS Employer
jurisdiction of incorporation)                 Identification No.)


       385 Cooper Road, West Berlin, New Jersey, 08091
------------------------------------------------------------
          (Address of principal executive offices)


                       (856)-767-4600
------------------------------------------------------------
    (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 ( C ) Exhibits

     99.1 Dynasil Corporation of America earnings press release, dated February 4, 2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL STATEMENTS.


     On February 4, 2004, Dynasil Corporation of America ("Registrant") issued a press release announcing its financial results for its first quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date: February 4, 2004    By:      /s/ John Kane
                               -----------------------------
                          John Kane
                          President, Chief Executive
                          Officer and Chief Financial
                          Officer

                        EXHIBIT INDEX

99.1 Press release, dated February 4, 2004, issued by
     Dynasil Corporation of America announcing its financial results for the first quarter ended December 31, 2003.

                        Exhibit 99.1

Contact:
John Kane
President and CEO
Dynasil Corporation of America
Phone: (856) 767-4600
Email: jkane@dynasil.com


  Dynasil Announces 1st Quarter Results - Fiscal Year 2004

WEST BERLIN, N.J.- February 4, 2004 - Dynasil Corporation of America (OTCBB: DYSL), fabricator of optical blanks from synthetic fused silica, fused quartz, and other optical materials for the semi-conductor, laser, space and optical components industries announced results of operations for the 1st quarter ended December 31, 2003.

Revenues for the quarter ended December 31, 2003 were $622,494, a decrease of 5% over revenues of $656,156 for the quarter ended December 31, 2002. The net loss for the quarter ended December 31, 2003 was $26,036, or a negative $.01 per share, an improvement of $4,964 over the loss of $31,000, or a negative $.01 per share, for the quarter ended December 31, 2002.

"While we experienced another quarterly loss, one positive aspect is the improved margins for the quarter, the first time an improvement has been shown in over 6 quarters," said John Kane, President and CEO of Dynasil Corporation. "Low revenue continues to be the major difficulty facing the Company although quote activity has increased recently. Our ability to now offer other optical glasses to our customers should help address this problem," added Mr. Kane.

About Dynasil: Founded in 1960, Dynasil Corporation of
America is a fabricator of optical blanks from synthetic fused silica, fused quartz and other optical materials. For over four decades, Dynasil has provided high quality synthetic fused silica and fused quartz products to customers for a wide and ever increasing range of applications.

This news release may contain forward-looking statements usually containing the words "believe," "expect," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act. Future results of operations, projections, and expectations, which may relate to this release, involve certain risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, the factors detailed in the Company's Annual Report or Form 10-KSB and in the Company's other Securities and Exchange Commission filings, continuation of existing market conditions and demand for our products.

Dynasil Corporation of America and
Subsidiaries
Consolidated Balance Sheets
 (Unaudited)


                                        December      September
                                          2003          2003
                                        ---------     ---------
               ASSETS

Current assets
   Cash and cash equivalents             $305,212      $323,321
   Accounts receivable                    305,811       242,919
   Inventories                            400,744       435,820
   Prepaid expenses and other               7,497        38,935
      current assets
                                        ---------     ---------
      Total current assets              1,019,264     1,040,995

Property, plant and equipment, net        518,816       558,191

Other assets                                9,802        10,654
                                        ---------     ---------

      Total Assets                     $1,547,882    $1,609,840
                                       ==========    ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Current portion of long-term debt     $112,753      $140,925
   Accounts payable                       162,196       131,518
   Accrued expenses and other              56,863        73,624
      current liabilities
                                        ---------     ---------

      Total current liabilities           331,812       346,067

Long-term debt, net                       751,114       772,781

Stockholders' Equity                      464,956       490,992
                                        ---------     ---------

Total Liabilities and Stockholders'    $1,547,882    $1,609,840
Equity                                 ==========    ==========

Dynasil Corporation of America and
Subsidiaries
Consolidated Statement Of Operations
 (Unaudited)



                                        Three months ended
                                             December
                                         2003        2002
                                       -------      -------
Revenues                                $622,494   $656,156

Cost of Revenues                         462,548    494,620
                                        --------   --------
Gross Profit                             159,946    161,536

Selling, general and administrative      178,581    180,521
                                        --------   --------
Loss from operations                    (18,635)    (18,985)

Other income (expense)
   Interest expense - net                (7,401)    (12,015)
                                        --------   --------
Loss before provision for income taxes  (26,036)    (31,000)

Provision for income taxes
                                        --------   --------
Net loss                               ($26,036)   ($31,000)
                                        ========   ========

Basic net loss per common share         ($0.01)    ($0.01)
Diluted net loss per common share       ($0.01)    ($0.01)